UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2009

ACCENTURE LTD

(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16565 (Commission File Number)	98-0341111 (I.R.S.Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM12, Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 296-8262

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Accenture Ltd (the “Company”) issued a press release on May 26, 2009 announcing a proposal to change the Company’s place of incorporation to Ireland from Bermuda. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

        99.1 Press Release of Accenture Ltd, dated May 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 26, 2009	ACCENTURE LTD

	By:	/s/ Douglas G. Scrivner
	Name:	Douglas G. Scrivner
	Title:	General Counsel and Secretary